UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 15, 2017

KLONDEX MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street, Suite A
Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On March 15, 2017, Klondex Mines Ltd. issued a press release announcing that it has rescheduled its fourth quarter and full year 2016 earnings release and conference call to allow additional time to finalize the accounting adjustments resulting from the initial transition from International Financial Reporting Standards to U.S. Generally Accepted Accounting Principles. The filing of the Form 10-K has also been rescheduled. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit	Description
99.1	Press Release dated March 15, 2017

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: March 15, 2017	By: /s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 15, 2017